                                                                 EXHIBIT 99B4(d)

                      ----------------------------------------------------------
[LOGO OF AETNA        AETNA LIFE INSURANCE AND ANNUITY COMPANY
 APPEARS HERE]        Home Office:  151 Farmington Avenue
                      Hartford, Connecticut  06156
                      (800) 525-4225

                      Aetna Life Insurance and Annuity Company, herein called Aetna, agrees to pay the benefits stated in this Contract.

 SPECIFICATIONS
--------------------------------------------------------------------------------
 Plan
  MARATHON PLUS
--------------------------------------------------------------------------------
 Type of Plan
  FLEXIBLE PREMIUM ACCOUNT
--------------------------------------------------------------------------------
 Contract Holder
  SPECIMEN
--------------------------------------------------------------------------------
 Annuitant
  SPECIMEN
--------------------------------------------------------------------------------
 Contract No.
  SPECIMEN
--------------------------------------------------------------------------------
 Effective Date
  MAY 1, 1995
--------------------------------------------------------------------------------

 This Contract is Delivered in NEW YORK       and is Subject to the Laws of that
 Jurisdiction

 THE VARIABLE FEATURES OF THE CONTRACT ARE DESCRIBED IN PARTS III AND IV.

 RIGHT TO CANCEL
 -------------------------------------------------------------------------------
 The Contract Holder may cancel this Contract within 10 days of receiving it by returning this Contract along with a written notice to Aetna at the above address or to the agent from whom it was purchased. Within 7 days after it receives the notice of cancellation and this Contract at its Home Office, Aetna will return the entire consideration paid plus any increase or minus any decrease in the current value of any funds allocated to the Separate Account.

 This page, the following pages, and the application make up the entire
 Contract.

 Signed at the Home Office on the Effective Date.


               Dan Kearney                         Lucille M. Nickerson

               President                                 Secretary

            Group Variable, Fixed, or Combination Annuity Contract
                               Nonparticipating

 ALL PAYMENTS AND VALUES PROVIDED BY THE GROUP CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT. THIS CONTRACT CONTAINS A MARKET VALUE ADJUSTMENT FORMULA. APPLICATION OF A MARKET VALUE ADJUSTMENT MAY RESULT IN EITHER AN INCREASE OR DECREASE IN THE CURRENT VALUE. THE MARKET VALUE ADJUSTMENT FORMULA DOES NOT APPLY TO A GUARANTEED TERM AT THE TIME OF ITS MATURITY.

 SPECIFICATIONS

 -------------------------------------------------------------------------------
 GUARANTEED          There is a guaranteed interest rate for Purchase Payment(s)
 INTEREST RATE       held in the ALIAC Guaranteed Account (see Contract
                     Schedule I).
 -------------------------------------------------------------------------------
 DEDUCTIONS FROM     There will be deductions for mortality and expense risks
 THE SEPARATE        and administrative fees (see Contract Schedule I and II).
 ACCOUNT

 -------------------------------------------------------------------------------
 DEDUCTION FROM      Purchase Payment(s) are subject to a deduction for premium
 PURCHASE            taxes, if any (see 3.01).
 PAYMENT(S)

 -------------------------------------------------------------------------------
 SURRENDER           There will be a charge deducted upon surrender (see
 FEE                 Contract Schedule I).



 This Contract is a legal contract and constitutes the entire legal relationship between Aetna and the Contract Holder.

 READ THIS CONTRACT CAREFULLY. This contract sets forth, in detail, all of the rights and obligations of both you and Aetna. IT IS THEREFORE IMPORTANT THAT YOU READ THIS CONTRACT CAREFULLY.

                              CONTRACT SCHEDULE I
                              ACCUMULATION PERIOD

 SEPARATE ACCOUNT
 -------------------------------------------------------------------------------

 SEPARATE ACCOUNT:           Variable Annuity Account B

 CHARGES TO SEPARATE         A daily charge is deducted from any portion of the
 ACCOUNT:                    Current Value allocated to the Separate Account.
                             The deduction is the daily equivalent of the annual effective percentage shown in the following chart.

                             Administrative Charge     0.15%
                             Mortality Risk Charge     0.35%
                             Expense Risk Charge       0.90%
                                                       -----
                             Total Separate Account
                             Charges                   1.40%

SEPARATE ACCOUNT FUNDS:      During the Accumulation Period the Funds available
                             with this Contract are:

                             Aetna Variable Fund
                             Aetna Income Shares
                             Aetna Variable Encore Fund
                             Aetna Investment Advisers Fund, Inc.
                             Aetna Ascent Variable Portfolio
                             Aetna Crossroads Variable Portfolio
                             Aetna Legacy Variable Portfolio
                             The Alger American Fund - Alger American Balanced Portfolio
                             The Alger American Fund - Alger American Income and Growth Portfolio
                             The Alger American Fund - Alger American Growth Portfolio
                             The Alger American Fund - Alger American Midcap Growth Portfolio
                             The Alger American Fund - Alger American Leveraged Allcap Portfolio
                             The Alger American Fund - Alger American Small Capitalization Portfolio
                             Fidelity Investments Variable Insurance Products Fund - High Income Portfolio
                             Fidelity Investments Variable Insurance Products Fund - Equity - Income Portfolio
                             Fidelity Investments Variable Insurance Products Fund - Growth Portfolio
                             Fidelity Investments Variable Insurance Products Fund - Overseas Portfolio
                             Fidelity Investments Variable Insurance Products Fund II - Investment Grade Bond Portfolio
                             Fidelity Investments Variable Insurance Products Fund II - Asset Manager Portfolio
                             Fidelity Investments Variable Insurance Products Fund II - Index 500 Portfolio
                             Fidelity Investments Variable Insurance Products Fund II - Contrafund Portfolio

                              ACCUMULATION PERIOD

 SEPARATE ACCOUNT (CONT'D)
 -------------------------------------------------------------------------------
 SEPARATE ACCOUNT FUNDS      Insurance Management Series - Corporate Bond Fund
 (CONT'D):                   Insurance Management Series - Equity Growth and
                             Income Fund
                             Insurance Management Series - International Stock
                             Fund
                             Insurance Management Series - U.S. Government Bond
                             Fund
                             Insurance Management Series - Utility Fund
                             Janus Aspen Series - Aggressive Growth Portfolio
                             Janus Aspen Series - Balanced Portfolio
                             Janus Aspen Series - Flexible Income Portfolio
                             Janus Aspen Series - Growth Portfolio
                             Janus Aspen Series - Short-Term Bond Portfolio
                             Janus Aspen Series - Worldwide Growth Portfolio
                             Lexington Emerging Markets Fund
                             Lexington Natural Resources Trust
                             TCI Portfolios, Inc. - TCI International
                             TCI Portfolios, Inc. - TCI Growth
                             TCI Portfolios, Inc. - TCI Balanced


 ALIAC GUARANTEED ACCOUNT (AG ACCOUNT)
 -------------------------------------------------------------------------------
 MINIMUM GUARANTEED          3.0%.
 INTEREST RATE (effective
 annual rate of return):


 SEPARATE ACCOUNT AND AG ACCOUNT
 -------------------------------------------------------------------------------

 MINIMUM INITIAL PURCHASE    $5,000
 PAYMENT:

 MAXIMUM INITIAL PURCHASE    $500,000
 PAYMENT WITHOUT HOME
 OFFICE APPROVAL:

 TRANSFERS:                  An unlimited number of Transfers may be made during
                             the Accumulation Period. Aetna allows 12 free
                             Transfers in any calendar year. Thereafter, Aetna reserves the right to charge $10 for each subsequent Transfer.

 MINIMUM TRANSFER            $500
 AMOUNT:

 MAINTENANCE FEE:            The annual Maintenance Fee is $30. If the Current
                             Value is $50,000 or more on the date the Maintenance Fee is to be deducted, the Maintenance
                             Fee is $0.

                              ACCUMULATION PERIOD

 SEPARATE ACCOUNT AND AG ACCOUNT (CONT'D)
 -------------------------------------------------------------------------------

 SURRENDER FEE:              For each surrender, the Surrender Fee will be
                             determined as follows:

                                                                     Surrender Fee
                             Length of Time from Deposit of Net    (as percentage of
                             Purchase Payment (Years)            Net Purchase Payment)

                             Less than 1 year                             7%
                             1 or more but less than 2 years              6%
                             2 or more but less than 3 years              5%
                             3 or more but less than 4 years              4%
                             4 or more but less than 5 years              3%
                             5 or more but less than 6 years              2%
                             6 or more but less than 7 years              1%
                             7 years or more                              0%

 SYSTEMATIC WITHDRAWAL       The specified payment or specified percentage may
 OPTION (SWO)                not be greater than 10% of the Current Value at
 PERCENTAGE:                 time of election.

 SWO MINIMUM INITIAL         $25,000
 CURRENT VALUE:

 SWO MINIMUM PAYMENT         $500
 AMOUNT:

 ESTATE CONSERVATION         $25,000
 OPTION (ECO) MINIMUM
 INITIAL CURRENT VALUE:

 See 1. GENERAL DEFINITIONS for explanations.


                              CONTRACT SCHEDULE I
                              ACCUMULATION PERIOD

 SEPARATE ACCOUNT
 -------------------------------------------------------------------------------

 SEPARATE ACCOUNT:           Variable Annuity Account B

 CHARGES TO SEPARATE         A daily charge is deducted from any portion of the
 ACCOUNT:                    Current Value allocated to the Separate Account.
                             The deduction is the daily equivalent of the annual
                             effective percentage shown in the following chart.

                             Administrative Charge     0.15%
                             Mortality Risk Charge     0.35%
                             Expense Risk Charge       0.90%
                                                       -----
                             Total Separate Account
                             Charges                   1.40%

SEPARATE ACCOUNT FUNDS:      During the Accumulation Period the Funds available
                             with this Contract are:

                             Aetna Variable Fund
                             Aetna Income Shares
                             Aetna Variable Encore Fund
                             Aetna Investment Advisers Fund, Inc.
                             Aetna Ascent Variable Portfolio
                             Aetna Crossroads Variable Portfolio
                             Aetna Legacy Variable Portfolio
                             Janus Aspen Series - Aggressive Growth Portfolio
                             Janus Aspen Series - Flexible Income Portfolio
                             Janus Aspen Series - Growth Portfolio
                             Lexington Emerging Markets Fund
                             Lexington Natural Resources Trust
                             TCI Portfolios, Inc. - TCI International
                             TCI Portfolios, Inc. - TCI Growth
                             TCI Portfolios, Inc. - TCI Balanced

 ALIAC GUARANTEED ACCOUNT (AG ACCOUNT)
 -------------------------------------------------------------------------------

 MINIMUM GUARANTEED          3.0%.
 INTEREST RATE (effective
 annual rate of return):

                              ACCUMULATION PERIOD

 SEPARATE ACCOUNT AND AG ACCOUNT
 -------------------------------------------------------------------------------

 MINIMUM INITIAL PURCHASE    $5,000
 PAYMENT:

 MAXIMUM INITIAL PURCHASE    $500,000
 PAYMENT WITHOUT HOME
 OFFICE APPROVAL:

 TRANSFERS:                  An unlimited number of Transfers may be made during
                             the Accumulation Period. Aetna allows 12 free
                             Transfers in any calendar year. Thereafter, Aetna
                             reserves the right to charge $10 for each subsequent
                             Transfer.

 MINIMUM TRANSFER            $500
 AMOUNT:

 MAINTENANCE FEE:            The annual Maintenance Fee is $30.  If the Current
                             Value is $50,000 or more on the date the Maintenance
                             Fee is to be deducted, the Maintenance Fee is $0.

 SURRENDER FEE:              For each surrender, the Surrender Fee will be
                             determined as follows:

                                                                      Surrender Fee
                             Length of Time from Deposit of Net     (as percentage of
                             Purchase Payment (Years)             Net Purchase Payment)
                             Less than 1 year                              7%
                             1 or more but less than 2 years               6%
                             2 or more but less than 3 years               5%
                             3 or more but less than 4 years               4%
                             4 or more but less than 5 years               3%
                             5 or more but less than 6 years               2%
                             6 or more but less than 7 years               1%
                             7 years or more                               0%


 SYSTEMATIC WITHDRAWAL     The specified payment or specified percentage may
 OPTION (SWO)              not be greater than 10% of the Current Value at time
 PERCENTAGE:               of election.


 SWO MINIMUM INITIAL       $25,000
 CURRENT VALUE:

                              ACCUMULATION PERIOD

SEPARATE ACCOUNT AND AG ACCOUNT (CONT'D)
-------------------------------------------------------------------------------

SWO MINIMUM PAYMENT         $500
AMOUNT:

ESTATE CONSERVATION         $25,000
OPTION (ECO) MINIMUM
INITIAL CURRENT VALUE:

See 1. GENERAL DEFINITIONS for explanations.

                              CONTRACT SCHEDULE I
                              ACCUMULATION PERIOD

SEPARATE ACCOUNT
-------------------------------------------------------------------------------
SEPARATE ACCOUNT:           Variable Annuity Account B

CHARGES TO SEPARATE         A daily charge is deducted from any portion of the
ACCOUNT:                    Current Value allocated to the Separate Account.
                            The deduction is the daily equivalent of the annual
                            effective percentage shown in the following chart.

                            Administrative Charge     0.15%
                            Mortality Risk Charge     0.35%
                            Expense Risk Charge       0.90%
                                                      -----
                            Total Separate Account
                            Charges                   1.40%

SEPARATE ACCOUNT FUNDS:     During the Accumulation Period the Funds available
                            with this Contract are:

                            Insurance Management Series - Equity Growth and
                            Income Fund
                            Insurance Management Series - Utility Fund
                            Insurance Management Series - Prime Money Fund
                            Insurance Management Series - U.S. Government Bond
                            Fund
                            Insurance Management Series - Corporate Bond Fund
                            Insurance Management Series - International Stock
                            Fund


ALIAC GUARANTEED ACCOUNT (AG ACCOUNT)
-------------------------------------------------------------------------------
MINIMUM GUARANTEED          3.0%.
INTEREST RATE (effective
annual rate of return):


                              ACCUMULATION PERIOD

SEPARATE ACCOUNT AND AG ACCOUNT
-------------------------------------------------------------------------------

MINIMUM INITIAL PURCHASE    $5,000
PAYMENT:

MAXIMUM INITIAL PURCHASE    $500,000
PAYMENT WITHOUT HOME
OFFICE APPROVAL:

TRANSFERS:                  An unlimited number of Transfers may be made during
                            the Accumulation Period. Aetna allows 12 free
                            Transfers in any calendar year. Thereafter, Aetna
                            reserves the right to charge $10 for each
                            subsequent Transfer.

MINIMUM TRANSFER            $500
AMOUNT:

MAINTENANCE FEE:            The annual Maintenance Fee is $30. If the Current
                            Value is $50,000 or more on the date the
                            Maintenance Fee is to be deducted, the Maintenance
                            Fee is $0.

SURRENDER FEE:              For each surrender, the Surrender Fee will be
                            determined as follows:

                                                                      Surrender Fee
                             Length of Time from Deposit of Net     (as percentage of
                             Purchase Payment (Years)             Net Purchase Payment)
                             Less than 1 year                              7%
                             1 or more but less than 2 years               6%
                             2 or more but less than 3 years               5%
                             3 or more but less than 4 years               4%
                             4 or more but less than 5 years               3%
                             5 or more but less than 6 years               2%
                             6 or more but less than 7 years               1%
                             7 years or more                               0%

 SYSTEMATIC WITHDRAWAL       The specified payment or specified percentage may
 OPTION (SWO)                not be greater than 10% of the Current Value at
 PERCENTAGE:                 time of election.


 SWO MINIMUM INITIAL         $25,000
 CURRENT VALUE:


                              ACCUMULATION PERIOD

 SEPARATE ACCOUNT AND AG ACCOUNT (CONT'D)
 -------------------------------------------------------------------------------

 SWO MINIMUM PAYMENT         $500
 AMOUNT:

 ESTATE CONSERVATION         $25,000
 OPTION (ECO) MINIMUM
 INITIAL CURRENT VALUE:

 See 1. GENERAL DEFINITIONS for explanations.

                             CONTRACT SCHEDULE II
                                ANNUITY PERIOD

 SEPARATE ACCOUNT
 -------------------------------------------------------------------------------

 CHARGES TO SEPARATE         A daily charge at an annual effective rate of
 ACCOUNT:                    1.25% for Annuity mortality and expense risks. The
                             administrative charge is established upon election
                             of an Annuity option. This charge will not exceed
                             0.25%.

 VARIABLE ANNUITY ASSUMED    If a Variable Annuity is chosen, an assumed annual
 ANNUAL NET RETURN RATE:     net return rate of 5.0% may be elected. If 5.0% is
                             not elected, Aetna will use an assumed annual net
                             return rate of 3.5% .

                             The assumed annual net return rate factor for 3.5% per year is 0.9999058.

                             The assumed annual net return rate factor for 5.0% per year is 0.9998663.

                             If the portion of a Variable Annuity payment for any Fund is not to decrease, the Annuity return factor under the Separate Account for that Fund must be:

                             (a) 4.75% on an annual basis plus an annual return of up to 0.25% to offset the administrative charge set at the time Annuity payments commence if an assumed annual net return rate of 3.5% is chosen; or

                             (b) 6.25% on an annual basis plus an annual return of up to 0.25% to offset the administrative charge set at the time Annuity payments commence, if an assumed annual net return rate of 5% is chosen.

 FIXED ANNUITY
 -------------------------------------------------------------------------------

 MINIMUM GUARANTEED          3.0%
 INTEREST RATE (effective
 annual rate of return):

 See 1. GENERAL DEFINITIONS for explanations.

                               TABLE OF CONTENTS

 I.  GENERAL DEFINITIONS
-------------------------------------------------------------------------------
                                                                                PAGE
 1.01  Account....................................................................10

 1.02  Accumulation Period........................................................10

 1.03  Adjusted Current Value.....................................................10

 1.04  ALIAC Guaranteed Account (AG Account)......................................10

 1.05  Annuitant..................................................................10

 1.06  Annuity....................................................................10

 1.07  Beneficiary................................................................10

 1.08  Certificate Holder.........................................................10

 1.09  Code.......................................................................10

 1.10  Contract...................................................................10

 1.11  Contract Holder............................................................10

 1.12  Current Value..............................................................11

 1.13  Deposit Period.............................................................11

 1.14  Dollar Cost Averaging......................................................11

 1.15  Fixed Annuity..............................................................11

 1.16  Fund(s)....................................................................11

 1.17  General Account............................................................11

 1.18  Guaranteed Rate - AG Account...............................................11

 1.19  Guaranteed Term............................................................11

 1.20  Guaranteed Term(s) Groups..................................................11

 1.21  Maintenance Fee............................................................12

 1.22  Market Value Adjustment (MVA)..............................................12

 1.23  Matured Term Value.........................................................12

 1.24  Matured Term Value Transfer................................................12

 1.25  Maturity Date..............................................................12

 1.26  Net Purchase Payment(s)....................................................12

 1.27  Nonunitized Separate Account...............................................12

 1.28  Purchase Payment(s)........................................................12

 1.29  Reinvestment...............................................................12

 1.30  Separate Account...........................................................13

 1.31  Surrender Value............................................................13

 1.32  Transfers..................................................................13

                                                                                PAGE
 1.33  Valuation Period (Period)..................................................13

 1.34  Variable Annuity...........................................................13
 II.   GENERAL PROVISIONS
-------------------------------------------------------------------------------
 2.01  Change of Contract.........................................................13

 2.02  Change of Fund(s)..........................................................14

 2.03  Nonparticipating Contract..................................................14

 2.04  Payments and Elections.....................................................14

 2.05  State Laws.................................................................15

 2.06  Control of Contract........................................................15

 2.07  Designation of Beneficiary.................................................15

 2.08  Misstatements and Adjustments..............................................15

 2.09  Incontestability...........................................................15

 2.10  Grace Period...............................................................15

 2.11  Individual Certificate.....................................................15
 III.  PURCHASE PAYMENT, CURRENT VALUE, AND SURRENDER PROVISIONS
-------------------------------------------------------------------------------
 3.01  Net Purchase Payment.......................................................16

 3.02  Certificate Holder's Account...............................................16

 3.03  Fund(s) Record Units -- Separate Account...................................16

 3.04  Net Return Factor(s) -- Separate Account...................................16

 3.05  Fund Record Unit Value -- Separate Account.................................17

 3.06  Market Value Adjustment....................................................17

 3.07  Transfer of Current Value from the Funds or ALIAC Guaranteed Account.......18

 3.08  Notice to the Certificate Holder...........................................19

 3.09  Loans......................................................................19

 3.10  Systematic Withdrawal Option (SWO).........................................19

 3.11  Death Benefit Amount.......................................................21

 3.12  Death Benefit Options Available to Beneficiary.............................22

 3.13  Liquidation of Surrender Value.............................................24

 3.14  Surrender Fee..............................................................24

 3.15  Payment of Surrender Value.................................................24

 IV.   ANNUITY PROVISIONS
-------------------------------------------------------------------------------
                                                                                PAGE
 4.01  Choices to be Made.........................................................25

 4.02  Terms of Annuity Options...................................................26

 4.03  Death of Annuitant/Beneficiary.............................................27

 4.04  Fund(s) Annuity Units -- Separate Account..................................27

 4.05  Fund Annuity Unit Value -- Separate Account................................28

 4.06  Annuity Net Return Factor(s) -- Separate Account...........................28

 4.07  Annuity Options............................................................28

 I.   GENERAL DEFINITIONS
-------------------------------------------------------------------------------
 1.01  ACCOUNT:                    A record established for each Certificate Holder to maintain the value of the Net Purchase Payment held on his/her behalf during the Accumulation
                                   Period.

 1.02  ACCUMULATION PERIOD:        The period during which the Net Purchase Payment is applied to the Contract to provide future Annuity payment(s).

 1.03  ADJUSTED CURRENT VALUE:     The Current Value of a Contract plus or minus any aggregate ALIAC
                                   Guaranteed Account MVA, if applicable. (See 1.21)

 1.04  ALIAC GUARANTEED            An accumulation option where Aetna guarantees stipulated
       ACCOUNT                     rate(s) of interest for specified periods of time.  All assets of
       (AG ACCOUNT):               Aetna, including amounts in the Nonunitized Separate Account, are available to meet the guarantees under the AG Account.

 1.05  ANNUITANT:                  The person whose life is measured for purposes of the Guaranteed Death
                                   Benefit and the duration of Annuity payments under this Contract.

 1.06  ANNUITY:                    Payment of an income:

                                   (a) For the life of one or two persons;
                                   (b) For a stated period; or
                                   (c) For some combination of (a) and (b).

 1.07  BENEFICIARY:                The individual or estate entitled to receive any payment from the Contract upon the death of the Annuitant, or if the Certificate Holder is different from the Annuitant, upon the death of the Certificate Holder. If the
                                   Account is held by joint Certificate Holders, the survivor will be deemed the designated Beneficiary and any other Beneficiary on record will be treated as the contingent Beneficiary.

 1.08  CERTIFICATE HOLDER:         A person who purchases an interest in this Contract as evidenced by a certificate. Aetna reserves the right to limit ownership to natural persons. If more than one Certificate Holder owns an account, each
                                   Certificate Holder will be a joint Certificate Holder. Any joint
                                   Certificate Holder must be the spouse of the other joint Certificate
                                   Holder. Joint Certificate Holders have joint ownership rights and both must authorize exercising any ownership rights unless Aetna allows otherwise. If the account is owned by a nonnatural person, the death benefit will be paid at the death of the Annuitant.

 1.09  CODE:                       The Internal Revenue Code of 1986, as it may be amended from time to time.

 1.10  CONTRACT:                   This agreement between Aetna and the Contract Holder.

 1.11  CONTRACT HOLDER:            The entity to which a group Contract is issued.

 1.12  CURRENT VALUE:              As of the most recent Valuation Period, the Net Purchase Payment and any additional amount deposited pursuant to 3.11 plus any interest added to the portion allocated to the ALIAC Guaranteed Account; and plus or minus the investment experience of the portion allocated to the Funds since deposit;
                                   less all Maintenance Fees deducted, any amounts surrendered and any amounts applied to an Annuity.

 1.13  DEPOSIT PERIOD:             A calendar week, a calendar month, a calendar quarter, or any other period of time specified by Aetna during which Net Purchase Payment(s), Transfers or Reinvestments are accepted into the ALIAC Guaranteed Account for one or more Guaranteed Terms. Aetna reserves the right to extend the Deposit
                                   Period.

 1.14  DOLLAR COST AVERAGING:      A program that permits the Certificate Holder to systematically transfer amounts from any of the Funds and the one-year AG Account Guaranteed Term to any of the Funds by completing the appropriate section of the enrollment form or a Dollar Cost Averaging election form.

 1.15  FIXED ANNUITY:              An Annuity with payments that do not vary in amount.

 1.16  FUND(S):                    The open-end management investment companies (mutual funds) in which the
                                   Separate Account invests (see Contract Schedule I for specific fund options).

 1.17  GENERAL ACCOUNT:            The account holding the assets of Aetna, other than those assets held in
                                   Aetna's separate accounts.

 1.18  GUARANTEED RATE --          Aetna will declare the interest rate applicable to a specific Guaranteed
       AG ACCOUNT:                 Term at the start of the Deposit Period for that Guaranteed Term. The rate is guaranteed by Aetna for that Deposit Period and the ensuing Guaranteed
                                   Term. The Guaranteed Rate is an annual effective yield. That is, interest is credited daily at a rate that will produce the Guaranteed Rate over the period of a year. No Guaranteed Rate will ever be less than the Minimum
                                   Guaranteed Rate shown on Contract Schedule I.

 1.19  GUARANTEED TERM:            The period of time for which the AG Account Guaranteed Rate is guaranteed on the Net Purchase Payments, Transfers and Reinvestments made into a current Deposit Period for the AG Account. Such period begins on the day following the close of the Deposit Period and ends on the designated
                                   Maturity Date. Guaranteed Terms are offered at Aetna's discretion for various lengths of time ranging up to and including ten years.

                                   During a Deposit Period, Aetna may make available any number of Guaranteed
                                   Terms. The Contract Holder may allocate the Net Purchase Payments and
                                   Transfers into any or all of the available Guaranteed Terms.

 1.20  GUARANTEED TERM(S)          All AG Account Guaranteed Term(s) with the same length of time from the
       GROUPS:                     close of the Deposit Period until the designated Maturity Date.

 1.21  MAINTENANCE FEE:            The Maintenance Fee (see Contract Schedule I) will be deducted during the
                                   Accumulation Period from the Current Value on each anniversary of the date the Contract is established and upon the surrender of the entire Contract.

 1.22  MARKET VALUE ADJUSTMENT     An adjustment that may apply to an amount withdrawn or transferred from an
       (MVA):                      AG Account Guaranteed Term prior to the end of that Guaranteed Term. The adjustment reflects the change in the value of the investment due to changes in interest rates since the date of deposit and is computed using the formula given in 3.06. The adjustment is expressed as a percentage of each dollar being withdrawn or transferred.

 1.23  MATURED TERM VALUE:         The amount payable on an AG Account Guaranteed Term's Maturity Date.

 1.24  MATURED TERM VALUE:         During the calendar month following an AG Account Maturity Date, the
                                   Certificate Holder may notify Aetna's Home Office in writing to Transfer or surrender all or part of the Matured Term Value, plus interest at the new
                                   Guaranteed Rate accrued thereon, from the AG Account without an MVA. This provision only applies to the first such written request received from the
                                   Certificate Holder during this period for any Matured Term Value.

 1.25  MATURITY DATE:              The last day of an AG Account Guaranteed Term.

 1.26  NET PURCHASE PAYMENT:       The Purchase Payment less premium taxes, if applicable.

 1.27  NONUNITIZED SEPARATE        A separate account set up by Aetna under Title 38, Section 38a-433, of the
       ACCOUNT:                    Connecticut General Statutes, that holds assets for AG Account Terms. There are no discrete units for this Account. The Certificate Holder does not participate in the investment gain or loss from the assets held in the
                                   Nonunitized Separate Account. Such gain or loss is borne entirely by Aetna.
                                   These assets may be chargeable with liabilities arising out of any other business of Aetna.

 1.28  PURCHASE PAYMENT(S):        Payment(s) accepted by Aetna at its Home Office. Aetna reserves the right to refuse to accept any Purchase Payment at any time for any reason. No advance notice will be given to the Contract Holder.

                                   Aetna reserves the right to refuse to accept any Purchase Payment at any time for any reason. No advance notice will be given to the Contract Holder or Certificate Holder.

 1.29  REINVESTMENT:               Aetna will mail a notice to the Contract Holder at least 18 calendar days and not more than 45 days before a Guaranteed Term's Maturity Date.
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
 1.29  REINVESTMENT:               This notice will contain the Terms available during current Deposit Periods
       (CON'T)                     with their Guaranteed Rate, and projected Matured Term Value. If no specific direction is given by the Certificate Holder prior to the Maturity
                                   Date, each Matured Term Value will be reinvested in the current Deposit
                                   Period for a Guaranteed Term of the same duration. If a Guaranteed Term of the same duration is unavailable, each Matured Term Value will automatically be reinvested in the current Deposit Period for the next shortest Guaranteed Term available. If no shorter Guaranteed Term is available, the next longer Guaranteed Term will be used. Aetna will mail a confirmation statement to the Certificate Holder the next business day after the Maturity Date. This notice will sate the Guaranteed Term and
                                   Guaranteed Rate which will apply to the reinvested Matured Term Value.

 1.30  SEPARATE ACCOUNT:           A separate account that buys and holds shares of the Fund(s). Income, gains or losses, realized or unrealized, are credited or charged to the Separate
                                   Account without regard to other income, gains or losses of Aetna. Aetna owns the assets held in the Separate Account and is not a trustee as to such amounts. This Separate Account generally is not guaranteed and is held at market value. The assets of the Separate Account, to the extent of reserves and other contract liabilities of the Account, shall not be charged with other Aetna liabilities.

 1.31  SURRENDER VALUE:            The amount payable by Aetna upon the surrender of any portion of an account.

 1.32  TRANSFERS:                  The movement of invested amounts among the available Fund(s) and the AG
                                   Account under this Contract during the Accumulation Period.

 1.33  VALUATION PERIOD (PERIOD):  The period of time for which a Fund determines its net asset value, usually from 4:15 p.m. Eastern time each day the New York Stock Exchange is open until 4:15 p.m. the next such day, or such other day that one or more of the Funds determines its net asset value.

 1.34  VARIABLE ANNUITY:           An Annuity with payments that vary with the net investment results of one or more Funds held under the Separate Account.

II.  GENERAL PROVISIONS
-------------------------------------------------------------------------------

 2.01  CHANGE OF CONTRACT:         Only an authorized officer of Aetna may change the terms of this Contract.
                                   Aetna will notify the Contract Holder in writing at least 30 days before the effective date of any change. Any change will not affect the amount or terms of any Annuity which begins before the change.

                                   Aetna may make any change that affects the AG Account Market Value
                                   Adjustment (3.06) with at least 30 days' advance written notice to the
                                   Contract Holder and the Certificate Holder. Any such change shall become effective for any new Term and will be

                                       19
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
                                   applicable only if it is more favorable to the Contract Holder and/or the
                                   Certificate Holder.

 2.01  CHANGE OF CONTRACT:         Any change that affects any of the following under this Contract will not
       (CON'T)                     apply to Accounts in existence before the effective date of the change:

                                   (a)  Net Purchase Payment (3.01 )
                                   (b)  AG Account Guaranteed Rate (1.04)
                                   (c)  Net Return Factor(s) -- Separate Account (3.04)
                                   (d)  Current Value (1.12)
                                   (e)  Surrender Value (1.31)
                                   (f)  Fund(s) Annuity Unit Value -- Separate Account (4.05)
                                   (g)  Annuity Options (4.07)
                                   (h)  Fixed Annuity Guaranteed Interest Rates (4.01)
                                   (i)  Transfers (1.32).

                                   This Contract may be changed as deemed necessary by Aetna to comply with federal or state law. Any such change is subject to the prior approval of the New York Insurance Department.

 2.02  CHANGE OF FUND(S):          Aetna, or the Separate Account, may:

                                   (a)  Change the Fund(s) which may be invested in by the Separate Account;
                                        and
                                   (b)  Replace the shares of any Fund(s) held in the Separate Account with shares of any other Fund(s).

                                   Changes must be:

                                   (a)  Approved by a majority vote of the shares in the Separate Account with respect to the Fund(s) whose shares are to be replaced; or
                                   (b)  Deemed necessary by Aetna under the Investment Company Act of 1940; or
                                   (c)  Deemed necessary by Aetna to accomplish the purpose of the Separate
                                        Account.

                                   Such changes are subject to the approval of the Superintendent of the New
                                   York Insurance Department and Aetna will notify the Contract Holder of such change.

 2.03  NONPARTICIPATING CONTRACT:  The Contract Holder, Certificate Holder's or Beneficiaries will not have a right to share in the earnings of Aetna.

 2.04  PAYMENTS AND ELECTIONS:     While the Certificate Holder is living, Aetna will pay the Certificate
                                   Holder any Annuity payments as and when due. After the Certificate Holder's death, or at the death of the first Certificate Holder if the Account is owned jointly, any Annuity payments required to be made will be paid in accordance with 4.03. Aetna will determine other payments and/or elections as of the end of the Valuation Period in which the request is received at its Home
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
                                   Office. Such payments will be made within 7 calendar days of receipt at its Home Office of a written claim for payment which is in good order, except as provided in 3.15.

 2.05  STATE LAWS:                 The Contract and the Certificate's comply with the laws of the state in which they are delivered. Any surrender, death, or Annuity payments are equal to or greater than the minimum required by such laws. Annuity tables for legal reserve valuation shall be as required by state law. Such tables may be different from Annuity tables used to determine Annuity payments.

 2.06  CONTROL OF CONTRACT:        This is a Contract between the Contract Holder and Aetna. The Contract
                                   Holder has title to the Contract. Contract Holder rights are limited to accepting and rejecting Contract modifications. The Certificate Holder has all other rights to amounts held in his or her Account.

                                   Each Certificate Holder shall own all amounts held in his or her Account.
                                   Each Certificate Holder may make any choices allowed by this Contract for his or her Account. Certificate Holder choices made under this contract must be in writing. If the Account is owned jointly, both joint Certificate
                                   Holders must authorize any Certificate Holder change in writing. Until receipt of such choices at Aetna's Home Office, Aetna may rely on any previous choices made.

                                   The Account may not be attached, alienated, or subject to the claims of creditors of the Certificate Holder except to the extent permitted by law.

                                   The Certificate Holder may assign or transfer his or her rights under the
                                   Contract. Aetna reserves the right not to accept assignment or transfer to a nonnatural person. Any assignment or transfer made must be submitted to
                                   Aetna's Home Office in writing and will not be effective until accepted by
                                   Aetna.

 2.07  DESIGNATION OF              Each Certificate Holder shall name his or her Beneficiary. If the Account
       BENEFICIARY:                is owned jointly, both joint Certificate Holders must agree in writing to the Beneficiary designated. The Beneficiary may be changed at any time.
                                   Changes to a Beneficiary must be submitted to Aetna's Home Office in writing and will not be effective until accepted by Aetna.

 2.08  MISSTATEMENTS AND           If Aetna finds the age or sex of any Annuitant to be misstated, the amount
       ADJUSTMENTS:                payable under the Contract shall be adjusted for the correct age or sex;
                                   the amount of any underpayment or overpayment, with interest at six per cent per year, shall be credited to, or changed against, the current or next succeeding payment or payments to be made by Aetna under the Contract.

 2.09  INCONTESTABILITY:           Aetna cannot cancel the Contract because of any error of fact on the application. Aetna cannot cancel an Account because of any error of fact on the enrollment form.

 2.10  GRACE PERIOD:               This Contract will remain in effect even if Purchase Payments are not continued.
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
 2.11  INDIVIDUAL CERTIFICATES:    Aetna shall issue a certificate to each Certificate Holder. The certificate will summarize certain provisions of the contract. Certificates are for information only and are not a part of the Contract.

 III.  PURCHASE PAYMENT, CURRENT VALUE, AND SURRENDER PROVISIONS
-------------------------------------------------------------------------------
 3.01  NET PURCHASE PAYMENT:       This amount is the actual Purchase Payment less any premium tax. Aetna will generally deduct the premium tax when Annuity benefits are elected (see
                                   Part IV). If Aetna determines that under applicable state law, it must pay a premium tax when the Purchase Payment is received or at any other time, it will deduct the tax at that time.

                                   The Net Purchase Payment will be credited among:

                                   (a)  The current Deposit Period(s) for Guaranteed Terms under the AG
                                        Account; and
                                   (b)  The Fund(s) in which the Separate Account invests.

                                   For each Net Purchase Payment, the Certificate Holder shall tell Aetna the allocation percentage to be applied to the current Deposit Period for each of the available Guaranteed Terms in the AG Account and/or each Fund. If allocation instructions are not received along with any subsequent Net
                                   Purchase Payment, the allocation will be the same as that indicated on the original application. If the same Guaranteed Term is no longer available, the Net Purchase Payment will be allocated to the next shortest Guaranteed
                                   Term available in the current Deposit Period. If no shorter Guaranteed Term is available, the next longer Guaranteed Term will be used.

                                   The minimum acceptable additional Purchase Payment is shown on Contract
                                   Schedule I. The maximum acceptable Purchase Payment without Home Office approval is also provided on Contract Schedule I.

 3.02  CERTIFICATE HOLDER'S        Aetna will maintain an Account for each Certificate Holder.
       ACCOUNT:

 3.03  FUND(S) RECORD UNITS --     The portion of the Net Purchase Payment(s) applied to each Fund under the
       SEPARATE ACCOUNT:           Separate Account will determine the number of Fund record units for that
                                   Fund. This number is equal to the portion of the Net Purchase Payment(s)
                                   applied to each Fund divided by the Fund record unit value (see 3.05) for the Valuation Period in which the Purchase Payment is received in good order at Aetna's Home Office.

 3.04  NET RETURN FACTOR(S) --     The net return factor(s) are used to compute all Separate
       SEPARATE ACCOUNT:           Account record units for any Fund.

                                   The net return factor for each Fund is equal to 1.0000000 plus the net return rate.

                                   The net return rate is equal to:
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
                                   (a)  The value of the shares of the Fund held by the Separate Account at the end of the Valuation Period; minus

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
 3.04  NET RETURN FACTOR(S) --     (b)  The value of the shares of the Fund held by the Separate Account at
       SEPARATE ACCOUNT                 the start of the Valuation Period; plus or minus
       (CON'T):                    (c)  Taxes (or reserves for taxes) on the Separate Account (if any);
                                        divided by
                                   (d)  The total value of the Fund record units and Fund Annuity units of the
                                        Separate Account at the start of the Valuation Period; minus
                                   (e)  A daily Separate Account charge at an annual rate as shown on Contract
                                        Schedule I for mortality and expense risks, which may include profit;
                                        and a daily administrative charge.

                                   A net return rate may be more or less than 0%. The value of a share of the
                                   Fund is equal to the net assets of the Fund divided by the number of shares outstanding.

 3.05  FUND RECORD UNIT            A Fund record unit value is computed by multiplying the net return factors
       VALUE -- SEPARATE ACCOUNT:  for the current Valuation Period by the Fund record unit value for the previous Period. The dollar value of Fund record units, Separate Account assets, and Variable Annuity payments may go up or down due to investment gain or loss.

 3.06  MARKET VALUE                Except as noted below, there will be an MVA for a withdrawal
       ADJUSTMENT:                 from the AG Account before the end of a Guaranteed Term when the withdrawal is due to:

                                   (a)  A Transfer; except for Transfers from the one-year AG Account
                                        Guaranteed Term under the Dollar Cost Averaging program or, as specified in 1.24, AG Account Matured Term Value Transfer;
                                   (b)  A full or partial surrender (including a 15% free withdrawal under
                                        3.14), except for a partial withdrawal under the Systematic Withdrawal
                                        Option (see 3.10); or
                                   (c)  An election of Annuity option 2 (see 4.07).

                                   Full and partial surrenders and Transfers made within six months after the date of the Annuitant's death will be the greater of:

                                   (a)  The aggregate MVA amount which is the sum of all market value adjusted amounts calculated due to a withdrawal of amounts. This total may be greater or less than the Current Value of those amounts; or
                                   (b)  The applicable portion of the Current Value in the AG Account. After the six-month period, the surrender or Transfer will be the aggregate
                                        MVA amount, which may be greater or less than the Current Value of those amounts.

                                   The greater of the aggregate MVA amount or the applicable portion of the Current Value applies to amounts withdrawn from the AG Account on account of an election of Annuity options 3 or 4 (see 4.07).


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
 3.06  MARKET VALUE                Market value adjusted amounts will be equal to the amount
       ADJUSTMENT (CON'T):         withdrawn multiplied by the following ratio:

                                                      x
                                                     ---
                                                     365
                                              (1 + i)
                                           -----------
                                                      x
                                                     ---
                                                     365
                                                     ---
                                              (1 + j)

                                   Where:

                                         i  is the Deposit Period Yield
                                         j  is the Current Yield
                                         x  is the number of days remaining, (computed from
                                              Wednesday of the week of withdrawal) in the Guaranteed Term.

                                   The Deposit Period Yield will be determined as follows:

                                   (a)  At the close of the last business day of each week of the Deposit
                                        Period, a yield will be computed as the average of the yields on that day of U.S. Treasury Notes which mature in the last three months of the Guaranteed Term.

                                   (b)  The Deposit Period Yield is the average of those yields for the
                                        Deposit Period. If withdrawal is made before the close of the Deposit
                                        Period, it is the average of those yields on each week preceding withdrawal.

                                   The Current Yield is the average of the yields on the last business day of the week preceding withdrawal on the same U.S. Treasury Notes included in the Deposit Period Yield.

                                   In the event that no U.S. Treasury Notes which mature in the last three months of the Guaranteed Term exist, Aetna reserves the right to use the
                                   U.S. Treasury Notes that mature in the following quarter.

                                   If. U.S. Treasury Notes are no longer available, a suitable replacement index, subject to approval of the Superintendent of the New York Insurance
                                   Department, would then be utilized.

                                   A detailed description of the MVA has been filed with the Superintendent of the New York Insurance Department.

 3.07  TRANSFER OF CURRENT VALUE   Before an Annuity option is elected, all or any portion of the Adjusted
       FROM THE FUNDS OR           Current Value of the Contract may be transferred from any Fund or
       AG ACCOUNT:                 Guaranteed Term of the AG Account:

                                   (a)  To any other Fund; or
                                   (b)  To any Guaranteed Term of the AG Account available in the current
                                        Deposit Period.
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
 3.07  TRANSFER OF CURRENT VALUE   Transfer requests can be submitted as a percentage or as a dollar amount.
       FROM THE FUNDS OR           The minimum transfer amount is shown on Contract Schedule I. Within a
       AG ACCOUNT (CON'T):         Guaranteed Term Group, the amount to be surrendered or transferred will be withdrawn first from the oldest Deposit Period, then from the next oldest, and so on until the amount requested is satisfied.

                                   The Certificate Holder may make an unlimited number of Transfers during the
                                   Accumulation Period. The number of free Transfers allowed by Aetna is shown on Contract Schedule I. Additional Transfers may be subject to a Transfer fee as shown on Contract Schedule I. Amounts transferred from the AG
                                   Account under the Dollar Cost Averaging program, or amounts transferred as a Matured Term Value on or within one calendar month of the Term's Maturity
                                   Date, do not count against the annual Transfer limit.

                                   Amounts applied to Guaranteed Terms of the AG Account may not be transferred to the Funds or to another Guaranteed Term during the Deposit
                                   Period or for 90 days after the close of the Deposit Period except for

                                   (1)  a Matured Term Value(s) during the calendar month following the Term's
                                        Maturity Date and

                                   (2)  amounts transferred from the one-year AG Account Guaranteed Term under the Dollar Cost Averaging program.

                                   Transfers from Guaranteed Terms of the AG Account are subject to the MVA provisions in 3.06.

 3.08  NOTICE TO THE               The Contract Holder will receive quarterly statements from Aetna of:
       CONTRACT HOLDER:
                                   (a)  The value of any amounts held in:
                                        (1)  The AG Account; and
                                        (2)  The Fund(s) under the Separate Account.
                                   (b)  The number of any Fund(s) record units; and
                                   (c)  The Fund(s) record unit value.
                                   Such number or values will be as of a specific date no more than 60 days before the date of the notice.

 3.09  LOANS:                      Loans are not available under this Contract.

 3.10  SYSTEMATIC WITHDRAWAL:      The following distribution options may be elected by the Certificate Holder
       OPTION (SWO):               during the Accumulation Period. A distribution option under which a portion of the Accounts' Current Value will automatically be surrendered and distributed each year. SWO payments will be calculated based on the
                                   Accounts' full Current Value. The distributed amount will be withdrawn pro rata from each investment option used under the Account. A Surrender Fee will not be deducted from any portion of the Current Value which is paid as a distribution under SWO. Certificate Holders should consult their tax advisers prior to requesting this distribution option. Aetna will not be responsible for any adverse tax consequences due to receiving SWO payments.

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
 3.10  SYSTEMATIC WITHDRAWAL       (a)  Amount of Distribution:  The Certificate Holder may
       OPTION (SWO)                     elect one of the three payment methods described below.
       (CON'T):
                                        (1)  Specified Payment: Payments of a designated dollar amount. The annual amount may not be greater than the percentage of the
                                             Account's Current Value on the date of the SWO election as shown on Contract Schedule I. This annual dollar amount will remain constant. The minimum SWO payment amount is shown on Contract
                                             Schedule I. If SWO payments are made more frequently than
                                             annually, the designated annual amount is divided by the number of payments due each year; or

                                        (2)  Specified Period: Payments made over a designated period of time of at least 10 years. The annual amount is calculated by dividing the Current Value as of December 31 of the year prior to the payment year by the number of payment years remaining; or

                                        (3)  Specified Percentage: Payments of a designated percentage which cannot be greater than the percentage of the Current Value at the time of election as shown on Contract Schedule I. The percentage may be changed by written request. Aetna reserves the right to limit the number of times the percentage may be changed. The annual amount is calculated by multiplying the Current Value as of December 31 of the year prior to the payment year by the designated percentage.

                                        Payments upon the Contract Holder's death will continue to the Beneficiary in the manner described in 3.11.

                                   (b)  Minimum Initial Current Value: The Minimum Initial Current Value
                                        required to begin SWO is shown on Contract Schedule I. If after election of this option the Current Value is insufficient to make a scheduled SWO payment, Aetna will distribute the entire balance.

                                   (c)  Date of Distribution: The Contract Holder shall specify the first payment date. The earliest allowable first payment date is the date on which the Contract Holder attains age 59 1/2. The latest allowable SWO payment date is the month of the Contract Holder's 85th birthday. As elected by the Contract Holder, SWO payments will be made on a monthly, quarterly, semi-annual or annual basis. If SWO payments are made more frequently than annually, the designated annual amount is divided by the number of payments due each year. Subsequent payments will be made on the 15th of the appropriate months or on such other date as Aetna may designate or allow.
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
 3.10  SYSTEMATIC WITHDRAWAL       (d)  Election and Revocation: SWO may be elected by the Certificate Holder
       OPTION (SWO)                     or a spouse beneficiary if elected after the Certificate Holder's
       (CON'T):                         death by submitting a completed and signed election form to Aetna's
                                        Home Office. Once elected, this option may be revoked by the
                                        Certificate Holder or spousal Beneficiary, if elected after the
                                        Certificate Holder's death, by submitting a written request to Aetna at its Home Office. Any revocation will apply only to amounts not yet paid. SWO may be elected only once by the Certificate Holder or by the spouse Beneficiary.

 3.11  DEATH BENEFIT AMOUNT:       If the Certificate Holder/Annuitant dies before Annuity payments start, the
                                   Beneficiary is entitled to a death benefit under the Account. If the
                                   Account is owned jointly, the death benefit is paid at the death of the first joint Certificate Holder to die. The claim date is the date when proof of death and the Beneficiary's claim are received in good order at
                                   Aetna's Home Office. The amount of the death benefit is determined as follows:

                                   (a)  Death of Annuitant less than 85 years of age: The guaranteed death benefit is the greatest of:

                                        (1)  The sum of all Net Purchase Payment(s) made to the Account (as of the date of death) minus the sum of all amounts surrendered, applied to an Annuity, or deducted from the Account;

                                        (2)  The highest step-up value as of the date of death. A step-up value is determined on each anniversary of the Effective Date.
                                             Each step-up value is calculated as the Account's Current Value on the Effective Date anniversary, increased by the amount of any
                                             Purchase Payment(s) made, and decreased by the sum of all amounts surrendered, deducted, and/or applied to an Annuity option since the Effective Date anniversary.

                                        (3)  The Account's Current Value as of the date of death.

                                        The excess, if any, of the guaranteed death benefit value over the
                                        Account's Current Value is determined as of the date of death. Any excess amount will be deposited to the Account and allocated to Aetna
                                        Variable Encore Fund as of the claim date. The Current Value on the claim date plus any excess amount deposited becomes the Account's
                                        Current Value.

                                   (b)  Death of Annuitant age 85 or greater: The death benefit is the greatest of:

                                        (1)  The sum of all Net Purchase Payment(s) made to the Account (as of the date of death) minus the sum of all amounts surrendered, applied to an Annuity, or deducted from the Account;
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
 3.11  DEATH BENEFIT                    (2)  The highest step-up value prior to the Certificate Holder's 85th
       AMOUNT (CON'T)                        birthday. A step-up value is determined on each anniversary of the Effective Date. Each step-up value is calculated as the
                                             Account's Current Value on the Effective Date anniversary, increased by the amount of any Purchase Payment(s) made, and decreased by the sum of all amounts surrendered, deducted, and/or applied to an Annuity option since the Effective Date
                                             anniversary.

                                        (3)  The Account's Current Value as of the date of death.

                                        The excess, if any, of the guaranteed death benefit value over the
                                        Account's Current Value is determined as of the date of death. Any excess amount will be deposited in the Account and allocated to the
                                        Aetna Variable Encore Fund as of the claim date. The Current Value on the claim date, plus any excess amount deposited, becomes the
                                        Account's Current Value.

                                   (c)  Death of the Certificate Holder if the Certificate Holder is not the
                                        Annuitant: The death benefit amount is the Account's Adjusted Current
                                        Value on the Claim Date. A Surrender Fee may apply to any full or partial surrender (see 3.14 and Contract Schedule I).

                                   (d)  At the death of a surviving spouse Beneficiary who continued the
                                        Account in his or her own name, the death benefit amount is equal to the Account's Current Value less any applicable Surrender Fee on the amount of any Purchase Payment(s) made since the death of the
                                        Certificate Holder.

 3.12  DEATH BENEFIT OPTIONS        Prior to any election, or until amounts must be otherwise distributed
       AVAILABLE TO BENEFICIARY:    under this section, the Current Value of the account will be retained in the Account. The Beneficiary has the right under the Contract to allocate or reallocate any amount to any of the available investment options (subject to an MVA, as applicable). The following options are available to the Beneficiary:

                                    (a)  When the Contract Holder is the Annuitant: If the Contract
                                         Holder/Annuitant dies, and:

                                         (1)  If the Beneficiary is the Certificate Holder's surviving spouse, the Beneficiary may exercise all rights under the
                                              Contract and continue in the Accumulation Period, or may
                                              elect (i), (ii), or (iii) below. Under the Code,
                                              distributions from the Account are not required until the
                                              Spousal Beneficiary's death. The Spousal Beneficiary may
                                              elect to:

                                              (i)   Apply some or all of the Adjusted Current Value of the
                                                    Account to Annuity option 2, 3 or 4 (see 4.07);

                                              (ii)  Apply some or all of the Adjusted Current Value to
                                                    Annuity option 1 (see 4.07); or

 3.12  DEATH BENEFIT OPTIONS                      (iii) Receive, at any time, a lump sum payment equal to the
       AVAILABLE TO BENEFICIARY                         Adjusted Current Value of the Account.
       (CON'T):
                                             (2)  If the Beneficiary is other than the Certificate Holder's surviving spouse, then options (i), (ii), or (iii) under (1)
                                                  above apply. Any portion of the Adjusted Current Value of
                                                  the Account not applied to Annuity option 2, 3 or 4 within on year of the Certificate Holder's death, must be
                                                  distributed within five years of the date of death.

                                             (3)  If no Beneficiary exists, a lump sum payment equal to the
                                                  Adjusted Current Value will be made to the Certificate
                                                  Holder's estate.

                                        (b)  When the Certificate Holder is not the Annuitant and the
                                             Certificate Holder dies, and:

                                             (1)  If the Beneficiary is the Certificate Holder's surviving spouse, the Beneficiary may exercise all rights under the
                                                  Contract and continue in the Accumulation Period, or may
                                                  elect (i), (ii), or (iii) below. Under the Code,
                                                  distributions from the Account are not required until the
                                                  spousal Beneficiary's death. The spousal Beneficiary may
                                                  elect to:

                                                  (i)   Apply some or all of the Adjusted Current Value of the
                                                        Account to Annuity option 2, 3 or 4 (see 4.07);

                                                  (ii)  Apply some or all of the Surrender Value to Annuity
                                                        option 1 (see 4.07); or

                                                  (iii) Receive, at any time, a lump sum payment equal to the
                                                        Surrender Value.

                                             (2)  If the Beneficiary is other than the Certificate Holder's surviving spouse, then options (i), (ii), or (iii) under (1)
                                                  above apply. Any portion of the Adjusted Current Value not applied to Annuity option 2, 3 or 4 within one year of the
                                                  Certificate Holder's death, must be distributed within five years of the date of death.

                                             (3)  If no Beneficiary exists, a lump sum payment equal to the
                                                  Surrender Value will be made to the Certificate Holder's
                                                  estate.

                                        (c)  When the Certificate Holder is not the Annuitant and the
                                             Annuitant dies: The Beneficiary must elect Annuity option 2, 3 or
                                             4 within 60 days of the date of death or the gain, if any, will be includible in the Beneficiary's income in the tax year in which the Annuitant dies.

 3.13  LIQUIDATION OF              All or any portion of the Account's Current Value may be surrendered at any
       SURRENDER VALUE:            time. Surrender requests can be submitted as a percentage of the Account's
                                   Adjusted Current Value or as a specific dollar amount. Net Purchase Payment amounts are withdrawn first, and then the excess value, if any. For any partial surrender amounts are withdrawn on a pro rata basis from the
                                   Fund(s) and/or the Guaranteed Term(s) Groups of the AG Account in which the
                                   Current Value is invested. Within a Guaranteed Term Group, the amount to be surrendered or transferred will be withdrawn first from the oldest Deposit
                                   Period, then from the next oldest, and so on until the amount requested is satisfied.

                                   After deduction of the Maintenance Fee, if applicable, the surrendered amounts shall be reduced by a Surrender Fee, if applicable.

                                   An MVA may apply to amounts surrendered from the AG Account.

 3.14  SURRENDER FEE:              The Surrender Fee only applies to the Net Purchase Payment(s) portion surrendered and varies according to the elapsed time since deposit (see
                                   Contract Schedule I). Net Purchase Payment amounts are withdrawn in the same order they were applied.

                                   No Surrender Fee is deducted from any portion of the Net Purchase Payment which is paid:

                                   (a)  To a Beneficiary due to the Annuitant's death before Annuity payments start, up to a maximum of the aggregate Net Purchase Payment(s) minus the total of all partial surrenders, amounts applied to an Annuity and deductions made prior to the Annuitant's date of death;

                                   (b)  As a premium for an Annuity option 2, 3 or 4 under this Contract (see
                                        4.07);

                                   (c)  As a distribution under the SWO provision (see 3.10);

                                   (d)  At least 12 months after the date of the Purchase Payment to the
                                        Account, in an amount equal to or less than 15% of the Current Value.
                                        This applies to the first surrender request, partial or full, in a calendar year. The Current Value is calculated as of the date the surrender request is received in good order at Aetna's Home Office.
                                        This waiver is not available to the Contract Holder while SWO is in effect; or

                                   (e)  For a full surrender where the Account's Current Value is $2,500 or less and no surrenders have been taken from the Contract within the prior 12 months.

 3.15  PAYMENT OF                  Under certain emergency conditions, Aetna may defer payment:
       SURRENDER VALUE:
                                   (a)  For a period of up to 6 months (unless not allowed by state law); or

                                   (b)  As provided by federal law under the Investment Company Act of 1940.

 IV.   ANNUITY PROVISIONS
-------------------------------------------------------------------------------
 4.01  CHOICES TO BE MADE:         The Certificate Holder may tell Aetna to apply any portion of the Adjusted
                                   Current Value (minus any premium tax) for an Annuity under option 2, 3, or
                                   4 (see 4.07). The first Annuity payment may not be earlier than one calendar year after the initial Purchase Payment nor later than the first day of the month following the Annuitant's 85th birthday.

                                   When an Annuity Option is chosen, Aetna must also be told if payments are to be made other than monthly and whether to pay:

                                   (a)  A Fixed Annuity using the General Account;

                                   (b)  A Variable Annuity using any of the Fund(s) available under this
                                        Contract for Annuity purposes; or

                                   (c)  A combination of (a) and (b).

                                   If a Fixed Annuity is chosen, the Annuity purchase rate for the option chosen reflects at least the Minimum Guaranteed Interest Rate (see Contract
                                   Schedule II), but may reflect a higher interest rate. If a Variable Annuity is chosen, the initial Annuity payment for the option chosen reflects the assumed annual return rate elected. (see Contract Schedule II).

 4.02  TERMS OF ANNUITY            (a)  When payments start, the age of the Annuitant plus the number of years
       OPTIONS:                         for which payments are guaranteed must not exceed 95.

                                   (b)  An Annuity option may not be elected if the first payment would be less than $50 or if the total payments in a year would be less than
                                        $250 (less if required by state law). Aetna reserves the right to increase the minimum first Annuity payment amount and the annual minimum annual Annuity payment amount based upon increases reflected in the Consumer Price Index-Urban, (CPI-U) since July 1, 1993.

                                   (c)  If a Fixed Annuity under option 2, 3 or 4 is chosen and a larger payment would result from applying the Surrender Value or, if greater,
                                        95% of what the surrender would be if there were no surrender fee, to a current Aetna single premium immediate Annuity, Aetna will make the larger payment.

                                   (d)  For purposes of calculating the guaranteed first payment of a Variable
                                        Annuity or the payments for a Fixed Annuity, the Annuitant's and second Annuitant's adjusted age will be used. The Annuitant's and second Annuitant's adjusted age is his or

                                        her age as of the birthday closest to the Annuity commencement date reduced by one year for Annuity

 4.02  TERMS OF ANNUITY                 commencement dates occurring during the period of time from July 1,
       OPTIONS (CON'T):                 1993 through December 31, 1999. The Annuitant's and second Annuitant's age will be reduced by two years for Annuity commencement dates occurring during the period of time from January 1, 2000 through
                                        December 31, 2009. The Annuitant's and second Annuitant's age will be reduced by one additional year for Annuity commencement dates occurring in each succeeding decade.

                                        The Annuity purchase rates for options 3 and 4 are based on mortality from 1983 Table a.

                                   (e)  Assumed Annual Net Return Rate is the interest rate used to determine the amount of the first Annuity payment under a Variable Annuity as shown on Contract Schedule II. The Separate Account must earn this rate plus enough to cover the mortality and expense risk charges
                                        (which may include profit) and administrative charges if future
                                        Variable Annuity Payments are to remain level, (see Annuity return factor under Variable Annuity Assumed Annual Net Return Rate on
                                        Contract Schedule II).

                                   (f)  Once elected, Annuity payments cannot be commuted to a lump sum except for Variable Annuity payments under option 2 (see 4.07). The life expectancy of the Annuitant and second Annuitant shall be irrevocable upon the election of an Annuity option.

 4.03  DEATH OF ANNUITANT/         (a)  Certificate Holder is Annuitant: When the Certificate Holder is the
       BENEFICIARY:                     Annuitant and the Annuitant dies under option 2 or 3, or both the
                                        Annuitant and the second Annuitant die under option 4(d), the present value of any remaining guaranteed payments will be paid in one sum to the Beneficiary, or upon election by the Beneficiary, any remaining payments will continue to the Beneficiary. If option 4 has been elected and the Certificate Holder dies, the remaining payments will continue to the second payee. If no successor payee has been designated, the Beneficiary will be treated as the successor payee. If the Account has joint Certificate Holders, the surviving joint
                                        Certificate Holder will be deemed the successor payee.

                                   (b)  Certificate Holder is Not Annuitant: When the Certificate Holder is
                                        not the Annuitant and the Certificate Holder dies, the remaining payments under options 2, 3 or 4 will continue to the successor payee.
                                        If no successor payee has been designated, the Beneficiary will be treated as the successor payee. If the Account has joint Certificate
                                        Holders, the surviving joint Certificate Holder will be deemed the successor payee.

 4.03  DEATH OF ANNUITANT/              If the Annuitant dies under option 2 or 3, or if both the Annuitant
       BENEFICIARY (CON'T):             and the second Annuitant die under option 4(d), the present value of any remaining guaranteed payments will be paid in one sum to the
                                        Beneficiary, or upon the election by the Beneficiary, any remaining payments will continue to the Beneficiary. If option 4 has been elected, and the Annuitant dies, the remaining payments will continue to the Certificate Holder.

                                   (c)  No Beneficiary Named/Surviving: If there is no Beneficiary under option 2, 3 or 4, the present value of any remaining payments will be paid in one sum to the Certificate Holder, or if the Certificate
                                        Holder is not living, then to the Certificate Holder's estate.

                                   (d)  If the Beneficiary designated under option 1 dies, the amount held plus accrued interest will be paid in one sum to a successor
                                        Beneficiary, if any, named by the designated Beneficiary. If there is no successor Beneficiary, the lump sum will be paid to the designated
                                        Beneficiary's estate.

                                   (e)  If the Beneficiary or the successor payee dies while receiving Annuity payments, the present value of any remaining guaranteed payments will be paid in one sum to the successor Beneficiary/payee, or upon election by the successor Beneficiary/payee, any remaining payments will continue to the successor Beneficiary/payee. If no successor
                                        Beneficiary/payee has been designated, the present value of any remaining guaranteed payments will be paid in one sum to the
                                        Beneficiary's/payee's estate.

                                   (f)  The present value will be determined as of the Valuation Period in which proof of death acceptable to Aetna and a request for payment is received at Aetna's Home Office. The interest rate used to determine the first payment will be used to calculate the present value.

 4.04  FUND(S) ANNUITY UNITS --    The number of each Fund's Annuity units is based on the amount of the first
       SEPARATE ACCOUNT:           Variable Annuity payment which is equal to:

                                   (a)  The portion of the Current Value applied to pay a Variable Annuity
                                        (minus any premium tax); divided by
                                   (b)  1,000; multiplied by
                                   (c)  The payment rate for the option chosen.

                                   Such amount, or portion, of the variable payment will be divided by the appropriate Fund Annuity unit value (see 4.05) on the tenth Valuation
                                   Period before the due date of the first payment to determine the number of each Fund Annuity units. The number of each Fund Annuity units remains fixed. Each future payment is equal to the sum of the products of each Fund
                                   Annuity unit value multiplied by the

                                   appropriate number of Units. The Fund Annuity unit value on the tenth Valuation
                                   Period prior to the due date of the payment is used.

 4.05  FUND(S) ANNUITY UNIT        For any Valuation Period, a Fund Annuity unit value is equal to:
       VALUE -- SEPARATE
       ACCOUNT:                    (a)  The Value for the previous Period; multiplied by
                                   (b)  The Annuity net return factor(s) (see 4.06 below) for the Period;
                                        multiplied by
                                   (c)  A factor to reflect the assumed annual net return rate (see Contract
                                        Schedule II).

                                   The dollar value of a Fund Annuity unit value and Annuity payments may go up or down due to investment gain or loss.

 4.06  ANNUITY NET RETURN          The Annuity net return factor(s) are used to compute Annuity payments for
       FACTOR(S) -- SEPARATE       any Fund.
       ACCOUNT:
                                   The Annuity net return factor(s) for each Fund is equal to 1.0000000 plus the net return rate.

                                   The net return rate is equal to:

                                   (a)  The value of the shares of the Fund held by the Separate Account at the end of a Valuation Period; minus
                                   (b)  The value of the shares of the Fund held by the Separate Account at the start of the Valuation Period; plus or minus
                                   (c)  Taxes (or reserves for taxes) on the Separate Account (if any);
                                        divided by
                                   (d)  The total value of the Fund record units and the Fund Annuity units of the Separate Account at the start of the Valuation Period; minus
                                   (e)  A daily charge for Annuity mortality and expense risks, which may include profit, and a daily administrative charge (at the annual rate as shown on Contract Schedule II).

                                   A net return rate may be more or less than 0%.

                                   The value of a share of the Fund is equal to the net assets of the Fund divided by the number of shares outstanding.

                                   Payments shall not be changed due to changes in the mortality or expense results or administrative charges.

 4.07  ANNUITY OPTIONS:            Option 1 -- Payment of Interest on Sum Left with Aetna -- This option may be used only by the Beneficiary when the Certificate Holder dies before
                                   Aetna has started paying an Annuity. A portion or all of the sum paid upon death may be held under this option and will be held in the General Account of Aetna at interest (see 4.01). The Beneficiary may later tell Aetna to:

                                   (a)  Pay a portion or all of the sum held by Aetna; or
                                   (b)  Apply a portion or all of the sum held by Aetna to any Annuity Option below.

 4.07  ANNUITY OPTIONS             If a nonspouse Beneficiary elects that some or all of the Current Value is
       (CON'T):                    to be held under this option, the Beneficiary must tell Aetna to pay the full sum held under this option within 5 years of the date of death.

                                   Option 2 -- Payments for a Stated Period of Time -- An Annuity will be paid for the number of years chosen. The number of years must be at least 5 and not more than 30.

                                   If payments for this option are made under a Variable Annuity, the present value of any remaining payments may be withdrawn at any time. If a withdrawal is requested within 3 years after the start of payments, it will be treated as a surrender and any applicable Surrender Fee will be applied
                                   (see 3.14).

                                   If a nonspouse Beneficiary elects this option at the death of the Contract
                                   Holder, the period selected may not extend beyond the Beneficiary's life expectancy.

                                   Option 3 -- Life Income -- An Annuity will be paid for the life of the
                                   Annuitant. If also chosen, Aetna will guarantee payments for 60, 120, 180, or 240 months.

                                   Option 4 -- Life Income Based upon the Lives of Two Annuitants -- An
                                   Annuity will be paid during the lives of the Annuitant and a second
                                   Annuitant. Payments will continue until both Annuitants have died. When this option is chosen, a choice must be made of:

                                   (a)  100% of the payment to continue after the first death;
                                   (b)  66 2/3% of the payment to continue after the first death;
                                   (c)  50% of the payment to continue after the first death;
                                   (d)  Payments for a minimum of 120 months with 100% of the payment to continue after the first death; or
                                   (e)  100% of the payment to continue at the death of the second Annuitant and 50% of the payment to continue at the death of the Annuitant.

                                   Other Options -- Aetna may make other options available as allowed by the laws of the state in which this Contract and the Certificate is delivered.

                                   OPTION 2

                     PAYMENTS FOR A STATED PERIOD OF TIME

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

        Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

---------------------------------------------------------------------------------
 YEARS   GUARANTEED      MONTHLY        QUARTERLY      SEMI-ANNUAL       ANNUAL
           RATE          PAYMENT         PAYMENT         PAYMENT        PAYMENT
---------------------------------------------------------------------------------
   5      3.00%            17.91          53.59          106.78          211.99
   6      3.00%            15.14          45.30           90.27          179.22
   7      3.00%            13.16          39.39           78.49          155.83
   8      3.00%            11.68          34.96           69.66          138.31
   9      3.00%            10.53          31.52           62.81          124.69
  10      3.00%             9.61          28.77           57.33          113.82
  11      3.00%             8.86          26.52           52.85          104.93
  12      3.00%             8.24          24.65           49.13           97.54
  13      3.00%             7.71          23.08           45.98           91.29
  14      3.00%             7.26          21.73           43.29           85.95
  15      3.00%             6.87          20.56           40.96           81.33
  16      3.00%             6.53          19.54           38.93           77.29
  17      3.00%             6.23          18.64           37.14           73.74
  18      3.00%             5.96          17.84           35.56           70.59
  19      3.00%             5.73          17.13           34.14           67.78
  20      3.00%             5.51          16.50           32.87           65.26
  21      3.00%             5.32          15.92           31.72           62.98
  22      3.00%             5.15          15.40           30.68           60.92
  23      3.00%             4.99          14.92           29.74           59.04
  24      3.00%             4.84          14.49           28.88           57.33
  25      3.00%             4.71          14.09           28.08           55.76
  26      3.00%             4.59          13.73           27.36           54.31
  27      3.00%             4.47          13.39           26.68           52.97
  28      3.00%             4.37          13.08           26.06           51.74
  29      3.00%             4.27          12.79           25.49           50.60
  30      3.00%             4.18          12.52           24.95           49.53
--------------------------------------------------------------------------------

                                   OPTION 3

                                  LIFE INCOME

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

        Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

               PAYMENTS GUARANTEED FOR A STATED PERIOD OF MONTHS
               -------------------------------------------------

---------------------------------------------------------------------------------------------
    ADJUSTED            NONE           60            120            180            240
     AGE OF       ---------------------------------------------------------------------------
    ANNUITANT      MALE   FEMALE  MALE   FEMALE  MALE   FEMALE  MALE   FEMALE  MALE   FEMALE
---------------------------------------------------------------------------------------------
       50          $4.27   $3.90  $4.26   $3.90  $4.22   $3.89  $4.17   $3.86  $4.08   $3.82
       51           4.34    3.97   4.33    3.96   4.30    3.95   4.23    3.92   4.14    3.88
       52           4.43    4.03   4.41    4.03   4.37    4.01   4.30    3.98   4.20    3.93
       53           4.51    4.10   4.50    4.10   4.45    4.08   4.37    4.04   4.26    3.99
       54           4.60    4.18   4.59    4.17   4.54    4.15   4.45    4.11   4.32    4.04

       55           4.70    4.25   4.68    4.25   4.62    4.22   4.53    4.18   4.39    4.11
       56           4.80    4.34   4.78    4.33   4.72    4.30   4.61    4.25   4.45    4.17
       57           4.91    4.42   4.89    4.41   4.82    4.38   4.69    4.32   4.51    4.23
       58           5.03    4.52   5.00    4.51   4.92    4.47   4.78    4.40   4.58    4.30
       59           5.15    4.61   5.12    4.60   5.03    4.56   4.87    4.48   4.65    4.37

       60           5.28    4.72   5.25    4.70   5.14    4.66   4.96    4.57   4.71    4.44
       61           5.43    4.83   5.39    4.81   5.27    4.76   5.06    4.66   4.78    4.51
       62           5.58    4.95   5.53    4.93   5.39    4.87   5.16    4.75   4.84    4.58
       63           5.74    5.08   5.69    5.05   5.53    4.99   5.26    4.85   4.90    4.65
       64           5.91    5.21   5.85    5.18   5.66    5.10   5.36    4.95   4.96    4.72

       65           6.10    5.36   6.03    5.32   5.81    5.22   5.46    5.05   5.02    4.79
       66           6.30    5.51   6.21    5.47   5.93    5.36   5.56    5.16   5.08    4.86
       67           6.51    5.67   6.41    5.63   6.12    5.50   5.66    5.26   5.13    4.93
       68           6.73    5.85   6.62    5.80   6.28    5.65   5.77    5.37   5.18    5.00
       69           6.97    6.04   6.84    5.98   6.44    5.80   5.86    5.49   5.23    5.06

       70           7.23    6.25   7.07    6.18   6.61    5.97   5.96    5.60   5.27    5.12
       71           7.51    6.47   7.32    6.39   6.79    6.14   6.05    5.71   5.31    5.18
       72           7.80    6.71   7.58    6.62   6.96    6.32   6.14    5.83   5.34    5.23
       73           8.12    6.98   7.85    6.86   7.14    6.50   6.23    5.94   5.37    5.28
       74           8.46    7.26   8.14    7.12   7.32    6.69   6.31    6.04   5.40    5.32

       75           8.82    7.57   8.45    7.40   7.50    6.89   6.38    6.14   5.42    5.35
--------------------------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                   OPTION 4

                          LIFE INCOME FOR TWO PAYEES

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

              (ANNUITANT IS MALE AND SECOND ANNUITANT IS FEMALE)

        Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

-----------------------------------------------------------------------------
    ADJUSTED AGES
---------------------
             SECOND
 ANNUITANT ANNUITANT  OPTION 4A  OPTION 4B  OPTION 4C  OPTION 4D  OPTION 4E
-----------------------------------------------------------------------------
    55       50        $3.69      $4.05      $4.27      $3.69      $4.13
    55       55         3.88       4.25       4.47       3.87       4.25
    55       60         3.06       4.47       4.71       4.06       4.36

    60       55         3.99       4.44       4.71       3.98       4.55
    60       60         4.24       4.71       4.99       4.23       4.70
    60       65         4.49       5.01       5.32       4.48       4.85

    65       60         4.38       4.97       5.32       4.38       5.10
    65       65         4.72       5.33       5.70       4.71       5.32
    65       70         5.07       5.75       6.17       5.05       5.54

    70       65         4.93       5.68       6.15       4.91       5.86
    70       70         5.40       6.21       6.70       5.36       6.18
    70       75         5.89       6.82       7.40       5.81       6.49

    75       70         5.69       6.68       7.32       5.62       6.92
    75       75         6.37       7.45       8.15       6.23       7.40
    75       80         7.07       8.34       9.16       6.78       7.85
-----------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
  The rates assume the Annuitant is Male and the Second Annuitant is Female.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                   OPTION 4

                          LIFE INCOME FOR TWO PAYEES

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

              (ANNUITANT IS FEMALE AND SECOND ANNUITANT IS MALE)

        Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

---------------------------------------------------------------------------
   ADJUSTED AGES
---------------------
             SECOND
 ANNUITANT ANNUITANT  OPTION 4A  OPTION 4B  OPTION 4C  OPTION 4D  OPTION 4E
---------------------------------------------------------------------------

    55        50      $3.75      $4.07      $4.26      $3.75      $3.98
    55        55       3.88       4.25       4.47       3.87       4.06
    55        60       3.99       4.44       4.71       3.98       4.12

    60        55       4.06       4.47       4.71       4.06       4.37
    60        60       4.24       4.71       4.99       4.23       4.47
    60        65       4.38       4.97       5.32       4.38       4.54

    65        60       4.49       5.01       5.32       4.48       4.89
    65        65       4.72       5.33       5.70       4.71       5.02
    65        70       4.93       5.68       6.15       4.91       5.14

    70        65       5.07       5.75       6.17       5.05       5.60
    70        70       5.40       6.21       6.70       5.36       5.79
    70        75       5.69       6.68       7.32       5.62       5.96

    75        70       5.89       6.83       7.40       5.81       6.63
    75        75       6.37       7.45       8.15       6.23       6.92
    75        80       6.78       8.11       8.99       6.54       7.15
---------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
  The rates assume the Annuitant is Female and the Second Annuitant is Male.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                   OPTION 2

                     PAYMENTS FOR A STATED PERIOD OF TIME

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

       Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

------------------------------------------------------------------
         GUARANTEED   MONTHLY   QUARTERLY  SEMI-ANNUAL    ANNUAL
 YEARS      RATE      PAYMENT    PAYMENT     PAYMENT     PAYMENT
------------------------------------------------------------------
   5       3.50%        18.12     54.19       107.92      213.99
   6       3.50%        15.35     45.92        91.44      181.32
   7       3.50%        13.38     40.01        79.69      158.01
   8       3.50%        11.90     35.59        70.88      140.56
   9       3.50%        10.75     32.16        64.05      127.00
  10       3.50%         9.83     29.42        58.59      116.18
  11       3.50%         9.09     27.18        54.13      107.34
  12       3.50%         8.46     25.32        50.42       99.98
  13       3.50%         7.94     23.75        47.29       93.78
  14       3.50%         7.49     22.40        44.62       88.47
  15       3.50%         7.10     21.24        42.31       83.89
  16       3.50%         6.76     20.23        40.29       79.89
  17       3.50%         6.47     19.34        38.51       76.37
  18       3.50%         6.20     18.55        36.94       73.25
  19       3.50%         5.97     17.85        35.54       70.47
  20       3.50%         5.75     17.22        34.28       67.98
  21       3.50%         5.56     16.65        33.15       65.74
  22       3.50%         5.39     16.13        32.13       63.70
  23       3.50%         5.24     15.66        31.19       61.85
  24       3.50%         5.09     15.24        30.34       60.17
  25       3.50%         4.96     14.85        29.56       58.62
  26       3.50%         4.84     14.49        28.95       57.20
  27       3.50%         4.73     14.15        28.19       55.90
  28       3.50%         4.63     13.85        27.58       54.69
  29       3.50%         4.53     13.57        27.02       53.57
  30       3.50%         4.45     13.30        26.49       52.53
------------------------------------------------------------------

                                   OPTION 2

                     PAYMENTS FOR A STATED PERIOD OF TIME

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

       Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

----------------------------------------------------------------------
 YEARS   GUARANTEED   MONTHLY   QUARTERLY   SEMI-ANNUAL    ANNUAL
            RATE      PAYMENT    PAYMENT      PAYMENT      PAYMENT
----------------------------------------------------------------------

   5        5.00%      18.74      56.00        111.33        219.98
   6        5.00%      15.99      47.77         94.96        187.64
   7        5.00%      14.02      41.90         83.30        164.59
   8        5.00%      12.56      37.52         74.58        147.35
   9        5.00%      11.42      34.11         67.81        133.99
  10        5.00%      10.51      31.40         62.42        123.34
  11        5.00%       9.77      29.19         58.03        114.66
  12        5.00%       9.16      27.36         54.38        107.45
  13        5.00%       8.64      25.81         51.31        101.39
  14        5.00%       8.20      24.50         48.69         96.21
  15        5.00%       7.82      23.36         46.44         91.75
  16        5.00%       7.49      22.37         44.47         87.88
  17        5.00%       7.20      21.51         42.75         84.48
  18        5.00%       6.94      20.74         41.23         81.47
  19        5.00%       6.71      20.06         39.88         78.80
  20        5.00%       6.51      19.46         38.68         76.42
  21        5.00%       6.33      18.91         37.59         74.28
  22        5.00%       6.17      18.42         36.62         72.35
  23        5.00%       6.02      17.98         35.73         70.61
  24        5.00%       5.88      17.57         34.93         69.02
  25        5.00%       5.76      17.20         34.20         67.57
  26        5.00%       5.65      16.87         33.53         66.25
  27        5.00%       5.54      16.56         32.92         65.04
  28        5.00%       5.45      16.28         32.35         63.93
  29        5.00%       5.36      16.01         31.83         62.90
  30        5.00%       5.28      15.77         31.35         61.95
----------------------------------------------------------------------

                                   OPTION 3

                                  LIFE INCOME

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

       Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

               PAYMENTS GUARANTEED FOR A STATED PERIOD OF MONTHS
               -------------------------------------------------

 ---------------------------------------------------------------------------------------------
     ADJUSTED         NONE            60            120            180            240
      AGE OF       ---------------------------------------------------------------------------
     ANNUITANT      MALE   FEMALE  MALE   FEMALE  MALE   FEMALE  MALE   FEMALE  MALE   FEMALE
 ---------------------------------------------------------------------------------------------

       50          $4.56   $4.20  $4.55   $4.19  $4.51   $4.18  $4.45   $4.15  $4.36   $4.11
       51           4.64    4.26   4.62    4.25   4.58    4.24   4.51    4.21   4.42    4.16
       52           4.72    4.32   4.70    4.32   4.66    4.30   4.58    4.26   4.48    4.21
       53           4.80    4.39   4.79    4.38   4.74    4.36   4.65    4.32   4.53    4.27
       54           4.89    4.46   4.87    4.46   4.82    4.43   4.73    4.39   4.59    4.32

       55           4.99    4.54   4.97    4.53   4.91    4.50   4.80    4.46   4.65    4.38
       56           5.09    4.62   5.07    4.61   5.00    4.58   4.88    4.53   4.72    4.44
       57           5.20    4.71   5.17    4.70   5.10    4.66   4.96    4.60   4.78    4.50
       58           5.32    4.80   5.29    4.79   5.20    4.75   5.05    4.68   4.84    4.57
       59           5.44    4.90   5.41    4.88   5.31    4.84   5.14    4.76   4.91    4.63

       60           5.57    5.00   5.53    4.99   5.42    4.93   5.23    4.84   4.97    4.70
       61           5.71    5.11   5.67    5.09   5.54    5.03   5.32    4.93   5.03    4.77
       62           5.86    5.23   5.81    5.21   5.66    5.14   5.42    5.02   5.09    4.84
       63           6.02    5.36   5.97    5.33   5.79    5.25   5.51    5.11   5.16    4.91
       64           6.20    5.49   6.13    5.46   5.93    5.37   5.61    5.21   5.21    4.98

       65           6.38    5.64   6.31    5.60   6.07    5.49   5.71    5.31   5.27    5.05
       66           6.58    5.79   6.49    5.75   6.22    5.63   5.81    5.41   5.32    5.12
       67           6.79    5.95   6.69    5.91   6.38    5.76   5.91    5.52   5.38    5.18
       68           7.02    6.13   6.89    6.08   6.53    5.91   6.01    5.63   5.42    5.25
       69           7.26    6.32   7.11    6.26   6.70    6.06   6.11    5.74   5.47    5.31

       70           7.52    6.53   7.35    6.45   6.86    6.23   6.20    5.85   5.51    5.37
       71           7.80    6.75   7.59    6.66   7.03    6.39   6.29    5.96   5.54    5.42
       72           8.09    6.99   7.85    6.89   7.21    6.57   6.38    6.07   5.57    5.47
       73           8.41    7.26   8.12    7.13   7.38    6.75   6.46    6.17   5.60    5.51
       74           8.75    7.54   8.41    7.39   7.55    6.94   6.53    6.28   5.63    5.55

       75           9.12    7.85   8.71    7.66   7.73    7.13   6.61    6.38   5.65    5.59
--------------------------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                   OPTION 3

                                  LIFE INCOME

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

       Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

               PAYMENTS GUARANTEED FOR A STATED PERIOD OF MONTHS
               -------------------------------------------------

---------------------------------------------------------------------------------------------
    ADJUSTED           NONE            60            120            180            240
     AGE OF      ----------------------------------------------------------------------------
    ANNUITANT       MALE   FEMALE  MALE   FEMALE  MALE   FEMALE  MALE   FEMALE  MALE   FEMALE
---------------------------------------------------------------------------------------------

       50          $ 5.48   $5.12  $5.46   $5.11  $5.41   $5.09  $5.34   $5.06  $5.24   $5.01
       51            5.55    5.17   5.53    5.17   5.48    5.14   5.40    5.11   5.29    5.05
       52            5.63    5.23   5.61    5.23   5.55    5.20   5.46    5.16   5.34    5.10
       53            5.71    5.30   5.69    5.29   5.62    5.26   5.53    5.22   5.40    5.15
       54            5.80    5.37   5.77    5.36   5.70    5.33   5.60    5.27   5.45    5.20

       55            5.89    5.44   5.86    5.43   5.79    5.39   5.67    5.34   5.51    5.25
       56            5.99    5.52   5.96    5.51   5.87    5.47   5.74    5.40   5.56    5.31
       57            6.10    5.60   6.06    5.59   5.97    5.54   5.82    5.47   5.62    5.37
       58            6.21    5.69   6.17    5.67   6.06    5.62   5.90    5.54   5.68    5.42
       59            6.33    5.79   6.29    5.77   6.17    5.71   5.98    5.61   5.74    5.48

       60            6.46    5.89   6.41    5.87   6.28    5.80   6.06    5.69   5.79    5.55
       61            6.60    6.00   6.55    6.07   6.39    5.90   6.15    5.77   5.85    5.61
       62            6.75    6.11   6.69    6.08   6.51    6.00   6.24    5.86   5.91    5.67
       63            6.91    6.23   6.84    6.20   6.64    6.10   6.33    5.95   5.96    5.73
       64            7.09    6.37   7.00    6.33   6.77    6.22   6.42    6.04   6.02    5.80

       65            7.27    6.51   7.18    6.46   6.91    6.34   6.52    6.13   6.07    5.86
       66            7.47    6.66   7.36    6.61   7.05    6.46   6.61    6.23   6.12    5.92
       67            7.68    6.82   7.55    6.76   7.20    6.60   6.70    6.33   6.16    5.99
       68            7.91    7.00   7.76    6.93   7.35    6.74   6.80    6.43   6.21    6.04
       69            8.15    7.19   7.98    7.11   7.51    6.89   6.89    6.54   6.25    6.10

       70            8.41    7.39   8.21    7.30   7.67    7.04   6.97    6.64   6.28    6.15
       71            8.69    7.62   8.45    7.51   7.83    7.21   7.06    6.74   6.32    6.20
       72            8.99    7.86   8.70    7.73   8.00    7.38   7.14    6.85   6.35    6.25
       73            9.31    8.12   8.97    7.97   8.16    7.55   7.21    6.95   6.37    6.29
       74            9.65    8.41   9.26    8.23   8.33    7.73   7.29    7.04   6.39    6.33

       75           10.02    8.72   9.55    8.50   8.50    7.92   7.35    7.14   6.41    6.36

---------------------------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                   OPTION 4

                          LIFE INCOME FOR TWO PAYEES

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

              (ANNUITANT IS MALE AND SECOND ANNUITANT IS FEMALE)

       Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%


----------------------------------------------------------------------------
    ADJUSTED AGES
----------------------
             SECOND
 ANNUITANT ANNUITANT  OPTION 4A  OPTION 4B  OPTION 4C  OPTION 4D  OPTION 4E
----------------------------------------------------------------------------

    55        50      $3.97      $4.35      $4.56      $3.97      $4.42
    55        55       4.16       4.54       4.76       4.15       4.54
    55        60       4.34       4.76       5.00       4.34       4.64

    60        55       4.27       4.73       5.00       4.26       4.83
    60        60       4.51       4.99       5.27       4.50       4.98
    60        65       4.76       5.29       5.60       4.75       5.13

    65        60       4.66       5.25       5.61       4.65       5.39
    65        65       4.99       5.61       5.99       4.98       5.60
    65        70       5.34       6.03       6.46       5.31       5.81

    70        65       5.19       5.97       6.44       5.17       6.14
    70        70       5.67       6.49       6.99       5.62       6.47
    70        75       6.16       7.10       7.68       6.07       6.77

    75        70       5.95       6.96       7.61       5.87       7.20
    75        75       6.64       7.73       8.43       6.48       7.68
    75        80       7.33       8.62       9.45       7.02       8.13

----------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
  The rates assume the Annuitant is Male and the Second Annuitant is Female.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                   OPTION 4

                          LIFE INCOME FOR TWO PAYEES

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

              (ANNUITANT IS FEMALE AND SECOND ANNUITANT IS MALE)

       Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

----------------------------------------------------------------------------
        ADJUSTED AGES
-----------------------------
             SECOND
 ANNUITANT ANNUITANT OPTION 4A  OPTION 4B  OPTION 4C  OPTION 4D  OPTION 4E
----------------------------------------------------------------------------

    55       50      $4.03      $4.36      $4.55      $4.03      $4.41
    55       55       4.16       4.54       4.76       4.15       4.54
    55       60       4.27       4.73       5.00       4.26       4.83

    60       55       4.34       4.76       5.00       4.34       4.64
    60       60       4.51       4.99       5.27       4.50       4.98
    60       65       4.66       5.25       5.61       4.65       5.39

    65       60       4.76       5.29       5.60       4.75       5.13
    65       65       4.99       5.61       5.99       4.98       5.60
    65       70       5.19       5.97       6.44       5.17       6.14

    70       65       5.34       6.03       6.46       5.31       5.81
    70       70       5.67       6.49       6.99       5.62       6.47
    70       75       5.95       6.96       7.61       5.87       7.20

    75       70       6.16       7.10       7.68       6.07       6.77
    75       75       6.64       7.73       8.43       6.48       7.68
    75       80       7.04       8.39       9.29       6.79       8.70

-----------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
  The rates assume the Annuitant is Female and the Second Annuitant is Male.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                   OPTION 4

                          LIFE INCOME FOR TWO PAYEES

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

              (ANNUITANT IS MALE AND SECOND ANNUITANT IS FEMALE)

       Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%


----------------------------------------------------------------------------
    ADJUSTED AGES
---------------------
            SECOND
 ANNUITANT ANNUITANT  OPTION 4A  OPTION 4B  OPTION 4C  OPTION 4D  OPTION 4E
----------------------------------------------------------------------------
    55         50      $4.88      $5.26     $ 5.48      $4.88      $5.34
    55         55       5.04       5.44       5.66       5.04       5.43
    55         60       5.21       5.65       5.89       5.21       5.53

    60         55       5.15       5.63       5.91       5.14       5.73
    60         60       5.37       5.87       6.16       5.37       5.86
    60         65       5.61       6.16       6.49       5.60       6.01

    65         60       5.52       6.14       6.51       5.51       6.28
    65         65       5.83       6.49       6.87       5.82       6.47
    65         70       6.17       6.90       7.33       6.13       6.67

    70         65       6.04       6.84       7.34       6.00       7.03
    70         70       6.49       7.35       7.87       6.44       7.33
    70         75       6.97       7.96       8.56       6.87       7.62

    75         70       6.77       7.84       8.51       6.68       8.08
    75         75       7.45       8.60       9.33       7.27       8.55
    75         80       8.14       9.49      10.35       7.80       8.98
-----------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
  The rates assume the Annuitant is Male and the Second Annuitant is Female.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                   OPTION 4

                          LIFE INCOME FOR TWO PAYEES

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

              (ANNUITANT IS FEMALE AND SECOND ANNUITANT IS MALE)

       Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

------------------------------------------------------------------------------
   ADJUSTED AGES
----------------------
            SECOND
 ANNUITANT ANNUITANT   OPTION 4A  OPTION 4B  OPTION 4C  OPTION 4D  OPTION 4E
------------------------------------------------------------------------------

    55         50      $4.93      $5.27     $ 5.46      $4.93      $5.19
    55         55       5.04       5.44       5.66       5.04       5.43
    55         60       5.15       5.63       5.91       5.14       5.73

    60         55       5.21       5.65       5.89       5.21       5.53
    60         60       5.37       5.87       6.16       5.37       5.86
    60         65       5.52       6.14       6.51       5.51       6.28

    65         60       5.61       6.16       6.49       5.60       6.01
    65         65       5.83       6.49       6.87       5.82       6.47
    65         70       6.04       6.84       7.34       6.00       7.03

    70         65       6.17       6.90       7.33       6.13       6.67
    70         70       6.49       7.35       7.87       6.44       7.33
    70         75       6.77       7.84       8.51       6.68       8.08

    75         70       6.97       7.96       8.56       6.87       7.62
    75         75       7.45       8.60       9.33       7.27       8.55
    75         80       7.86       9.28      10.20       7.57       9.59

-----------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
  The rates assume the Annuitant is Female and the Second Annuitant is Male.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

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                           [LOGO OF AETNA GOES HERE]


                   AETNA LIFE INSURANCE AND ANNUITY COMPANY
                      Home Office:  151 Farmington Avenue
                         Hartford, Connecticut  06156
                                (800) 525-4225

            Group Variable, Fixed, or Combination Annuity Contract
                               Nonparticipating
        ---------------------------------------------------------------



 ALL PAYMENTS AND VALUES PROVIDED BY THE GROUP CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT. THIS CONTRACT CONTAINS A MARKET VALUE ADJUSTMENT FORMULA. APPLICATION OF A MARKET VALUE ADJUSTMENT MAY RESULT IN EITHER AN INCREASE OR DECREASE IN THE CURRENT VALUE. THE MARKET VALUE ADJUSTMENT FORMULA DOES NOT APPLY TO A GUARANTEED TERM AT THE TIME OF ITS MATURITY.


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